                                                Filed Pursuant to Rule 497(e)
                                                Registration File No.: 333-17217



                                EQ ADVISORS TRUST

              SUPPLEMENT DATED SEPTEMBER 30, 1999 TO THE PROSPECTUS
                              DATED AUGUST 30, 1999

This Supplement updates certain information contained in the above-dated Prospectus of EQ Advisors Trust ("Trust") regarding the EQ/Evergreen Portfolio. You may obtain an additional copy of the Prospectus, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104.

The information provided below should replace that located in the section entitled "The Investment Strategy":

         The EQ/Evergreen Portfolio invests primarily in the common stocks of companies with innovative and entrepreneurial management and that exhibit sound financial business practices. In implementing this investment strategy, the Portfolio may invest in securities of relatively well-known and large companies as well as small and medium-sized specialty companies. The Portfolio's managers seek long-term gains from the companies in which the Portfolio invests.

         When market or financial conditions warrant, the Portfolio may invest up to 100% of its assets in high quality money market instruments for temporary or defensive purposes. This strategy is inconsistent with the Portfolio's principal investment objective and could result in the Portfolio not achieving its investment objective.

In addition, in the section entitled "The Principal Risks", the sub-section entitled "Value Investing Risk" is deleted in its entirety.